UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Directors; Entry into Separation Agreement

On June 17, 2025, Travis McCourt, and on June 18, 2025, Ashley L. Marshall and Alejandro Tani, delivered written notice of resignation from the board of directors (the “Board”) of Stran & Company, Inc. (the “Company”), effective immediately. The resignations of Ms. Marshall, Mr. McCourt, and Mr. Tani were not in connection with any known disagreement with the Company on any matter relating to its operations, policies, or practices.

Election of Directors

On June 20, 2025, the Board elected each of Mark Charles Adams and Sarah L. Cummins to the Board, filling two of the vacancies on the Board resulting from the resignations of Ms. Marshall, Mr. McCourt, and Mr. Tani. Each of Mr. Adams and Ms. Cummins will serve as a director until his or her successor has been duly elected and qualified or his or her earlier death, resignation, disqualification, or removal. In addition, with the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board approved: (i) the appointment of Mr. Adams as chairman of the Audit Committee of the Board (the “Audit Committee”), and as a member of the Nominating and Corporate Governance Committee and the Compensation Committee of the Board (the “Compensation Committee”); and (ii) the appointment of Ms. Cummins as chairman of the Nominating and Corporate Governance Committee, and as a member of the Audit Committee and the Compensation Committee.

On June 20, 2025, the Company entered into an Independent Director Agreement, dated as of June 20, 2025 (“June 2025 Independent Director Agreement”), with each of Mr. Adams and Ms. Cummins. Pursuant to each June 2025 Independent Director Agreement, the Company will pay each of Mr. Adams and Ms. Cummins $20,000 annually in cash for services as an independent director and $6,000 annually in cash for services as chairman of either the Audit Committee or the Compensation Committee. On June 20, 2025, the Company also granted each of Mr. Adams and Ms. Cummins 9,449 restricted shares of common stock, and, on each anniversary during the term of each respective June 2025 Independent Director Agreement, will grant each of them restricted shares of common stock worth $12,000, based on the 30-day average trailing volume-weighted average price. In addition, on June 20, 2025, the Company granted each of Mr. Adams and Ms. Cummins a stock option to purchase 10,000 shares of common stock with an exercise price of $1.27 per share, based on the 30-day average trailing volume-weighted average price as of June 20, 2025.

On June 20, 2025, the Company also entered into a standard indemnification agreement with each of Mr. Adams and Ms. Cummins (“Indemnification Agreement”). The Company’s standard policies of insurance will provide coverage (a) to its directors and executive officers against loss rising from claims made by reason of breach of duty or other wrongful act, and (b) to the Company with respect to payments which the Company may make to such executive officers and directors pursuant to the indemnification agreements referred to above, the Company’s articles of incorporation and bylaws, or otherwise as a matter of law.

There was no arrangement or understanding between any of Mr. Adams or Ms. Cummins and any person pursuant to which he or she was selected as director, and there are no transactions between any of Mr. Adams or Ms. Cummins and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Copies of the forms of each June 2025 Independent Director Agreement and the Indemnification Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and the description above is qualified in its entirety by reference to the full text of such exhibits.

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release announcing the election of each of Mr. Adams and Ms. Cummins, and resignations of Ms. Marshall, Mr. McCourt, and Mr. Tani. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Forward-looking statements include, but are not limited to, the Company’s expectations regarding synergies from its acquired businesses, its financial position and operating performance, its expectations regarding its business initiatives, the Company’s expectations about its operating performance, trends in its business, the effectiveness of its growth strategies, its market opportunities, and demand for its products and services in general. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the section titled “Risk Factors” in the Company’s periodic reports with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Independent Director Agreement
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K filed on March 28, 2024)
99.1	Press release dated June 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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